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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                                 March 10, 2000
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                Date of Report (Date of earliest event reported)


                                 QRS CORPORATION
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             (Exact name of registrant as specified in its charter)

        DELAWARE                           0-21958                68-0102251
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
    of incorporation)                                       Identification No.)

                1400 Marina Way South, Richmond, California 94804
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (510) 215-5000

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


The Registrant hereby amends and restates its Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2000, reporting the acquisition by Registrant of substantially all the assets of RockPort Trade Systems, Inc., a Massachusetts corporation, as set forth in the pages attached hereto:




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 10, 2000, QRS Corporation ("QRS"), pursuant to an Agreement and Plan of Merger (the "Reorganization Agreement"), dated February 29, 2000, between QRS and RockPort Trade Systems, Inc., a Massachusetts corporation ("RockPort"), acquired substantially all of the assets of RockPort. A copy of the Reorganization Agreement has previously been filed with the Securities and Exchange Commission and is hereby incorporated by reference.

Pursuant to the Reorganization Agreement, QRS acquired substantially all of the assets of RockPort in return for QRS's payment to RockPort of 814,794 shares of common stock of QRS and QRS's assumption of certain liabilities and obligations of RockPort. The amount of such consideration was determined based upon arm's-length negotiations between QRS and RockPort. This acquisition is being accounted for as a purchase transaction.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                      INDEX

(a)  Financial Statements of Business Acquired.....................................Exhibit 99.1
(b)  Pro Forma Financial Information...............................................Exhibit 99.2
(c)  Exhibits:



     EXHIBIT NUMBER                 DESCRIPTION
     --------------                 -----------
     23.1                           Consent of Ernst & Young LLP
     23.2                           Consent of PricewaterhouseCoopers LLP
     99.1                           Financial Statements of Business Acquired
     99.2                           Pro Forma Financial Information


                               SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            QRS CORPORATION

Date:  May 23, 2000         /s/ Shawn O'Connor
                            ----------------------
                            Shawn O'Connor
                            President, Chief Operating Officer, Interim Chief
                            Financial Officer and Secretary




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